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THE OHIO NATIONAL LIFE INSURANCE COMPANY and
OHIO NATIONAL VARIABLE ACCOUNT A

OHIO NATIONAL LIFE ASSURANCE CORPORATION and
OHIO NATIONAL VARIABLE ACCOUNT R


SUPPLEMENT DATED MAY 1, 1999 TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 1999:

ONcore Variable Annuities
Firstar ONcore Variable Annuities
TOP Explorer Variable Annuities
Vari-Vest V Variable Life Insurance


SUBSTITUTION OF FUNDS

We have applied for an order by the Securities and Exchange Commission to allow us to substitute the securities issued by other mutual funds in place of those issued by the Montgomery Variable Series of the Montgomery Fund III. There is no assurance that the SEC will grant the requested order. If the requested order is issued we will move all contract values that are then invested in the Montgomery Funds into shares of the substitute funds. The substitutions will be made at net asset value without any cost to you.

We are terminating our relationship with Montgomery because:

     - Montgomery Asset Management (the investment adviser to the Montgomery Funds) has decided to discontinue its Small Cap Opportunities Fund which has been offered in the ONcore and Firstar Vision variable annuities.

     - The Montgomery Funds have performed poorly compared with other funds of their respective types.


The Montgomery Emerging Markets Fund will be replaced by the Lazard Emerging Markets Portfolio. The Montgomery Emerging Markets Fund experienced total return of -37.53% in 1998 and +7.13% for the first quarter of 1999. While emerging markets securities in general faired poorly in 1998, the Lazard Emerging Markets Portfolio's 1998 total return was -22.85% and +6.89% for the first quarter of 1999. The Lazard Emerging Markets Portfolio is managed by Lazard Asset Management.

The Montgomery Small Cap Opportunities Fund, which will no longer exist after the substitution, will be replaced by the Small Cap Growth Portfolio of Ohio National Fund, Inc. The total return for the Montgomery Small Cap Opportunities Fund from May 1, 1998 until the end of 1998 was -7.20% and -6.14% for the first quarter of 1999. The total return for the Small Cap Growth Portfolio from May 1, 1998 until the end of 1998 was +4.62% and +47.12% for the first quarter of 1999. (Both of these funds began their operation on May 1, 1998.) The Small Cap Growth Portfolio is managed by Robertson Stephens Investment Management.

Note that none of these total returns included the effect of variable contract charges which would have made each of those returns lower.

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Between now and for up to 30 days after the date that we are permitted to make the substitution, you may make one transfer of your contract values from each of the Montgomery Funds to any other available portfolio. There is no charge for this transfer, and it will not count as one of the limited number of "free" transfers that you are otherwise allowed. If you do nothing, your contract values in the Montgomery Funds will automatically be transferred to the Lazard Emerging Markets Portfolio and/or the Small Cap Growth Portfolio if the SEC issues an order allowing us to make the substitution.


As of the date the SEC may grant the order we have requested, the Lazard Emerging Markets Portfolio will be added as an available investment for your contract. The Small Cap Growth Portfolio is already available in the ONcore and Firstar ONcore variable annuities.